Exhibit (e)(4)

FORM OF AMENDED AND RESTATED SCHEDULE A

TO THE DISTRIBUTION AGREEMENT BETWEEN NORTHERN FUNDS AND

NORTHERN FUNDS DISTRIBUTORS, LLC DATED MARCH 31, 2009

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of             , 2016:

Money Market Fund

U.S. Government Money Market Fund

Municipal Money Market Fund

U.S. Government Select Money Market Fund

California Municipal Money Market Fund

U.S. Government Fund

Fixed Income Fund

Intermediate Tax-Exempt Fund

Tax-Exempt Fund

Income Equity Fund

Large Cap Equity Fund (formerly known as Growth Equity Fund)

Small Cap Value Fund

Technology Fund

Stock Index Fund

Short-Intermediate U.S. Government Fund

California Intermediate Tax-Exempt Fund

Arizona Tax-Exempt Fund

California Tax-Exempt Fund

Small Cap Index Fund

High Yield Municipal Fund

High Yield Fixed Income Fund

Small Cap Core Fund (formerly known as Small Cap Growth Fund)

Large Cap Value Fund

International Equity Fund (formerly known as International Growth Equity Fund)

International Equity Index Fund

Mid Cap Index Fund

Large Cap Core Fund (formerly known as Enhanced Large Cap Value)

Emerging Markets Equity Index Fund (formerly known as Emerging Markets Equity Fund)

Multi-Manager International Equity Fund

Global Real Estate Index Fund

Bond Index Fund

Short-Intermediate Tax-Exempt Fund

Global Sustainability Index Fund

Multi-Manager Emerging Markets Equity Fund

Multi-Manager Global Real Estate Fund

Ultra-Short Fixed Income Fund

Tax-Advantaged Ultra-Short Fixed Income Fund

Multi-Manager High Yield Opportunity Fund

Investors Variable NAV Money Market Fund

Investors Variable NAV AMT-Free Municipal Money Market Fund

Investors Variable NAV U.S. Government Money Market Fund

Global Tactical Asset Allocation Fund

Multi-Manager Global Listed Infrastructure Fund

Core Bond Fund

Short Bond Fund

U.S. Treasury Index Fund

Investors Variable NAV Treasury Money Market Fund

Multi-Manager Emerging Markets Debt Opportunity Fund

Active M U.S. Equity Fund

U.S. Quality ESG Fund

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN FUNDS	NORTHERN FUNDS DISTRIBUTORS, LLC

By:	By:

Title:	Title: